UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 1, 2020

(Date of earliest event reported)

YUMA  ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37932 (Commission File Number)	94-0787340 (IRS Employer Identification No.)

1177 West Loop South, Suite 1825

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 968-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	YUMA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events

As previously reported, on April 15, 2020, the Company and three of its subsidiaries Yuma Exploration and Production Company, Inc., Davis Petroleum Corp., and The Yuma Companies, Inc. (collectively, the Company and the filing subsidiaries, the “Debtors”), filed voluntary Chapter 11 petitions for relief under the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”).  The Chapter 11 Proceeding is being administered under the caption and case number: In re Yuma Energy, Inc. Case No. 20-41455-11.

On September 29, 2020, the Debtors filed their monthly operating reports for the period from June 1, 2020 to June 30, 2020 (the “Monthly Operating Report”) with the Bankruptcy Court.  The Monthly Operating Reports are attached hereto as Exhibits [99.1 - 99.4] and are incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein.  The Monthly Operating Reports and other documents filed with the Bankruptcy Court are available for inspection at https://cases.stretto.com/yumaenergy/. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.  The information contained in this Item 8.01, including Exhibits 99.1 - 99.4, are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and are not deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K.

Exhibit No.	Description

99.1 - 99.4	Monthly Operating Reports for the period from June 1, 2020 to June 30, 2020, filed with the United States Bankruptcy Court for the Northern and Eastern Districts of Texas.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Yuma Energy Inc. Monthly Operating Report for the period from June 1, 2020 to June 30, 2020, filed with the United States Bankruptcy Court for the Northern and Eastern Districts of Texas, Region 6.

99.2	The Yuma Companies Monthly Operating Report for the period from June 1, 2020 to June 30, 2020, filed with the United States Bankruptcy Court for the Northern and Eastern Districts of Texas, Region 6.

99.3

Yuma Exploration & Production Company Inc. Monthly Operating Report for the period from June 1, 2020 to June 30, 2020, filed with the United States Bankruptcy Court for the Northern and Eastern Districts of Texas, Region 6.

99.4

Davis Petroleum Corp. Monthly Operating Report for the period from June 1, 2020 to June 30, 2020, filed with the United States Bankruptcy Court for the Northern and Eastern Districts of Texas, Region 6.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

Date: October 1, 2020	By:	/s/ Anthony C. Schnur
Anthony C. Schnur
Chief Restructuring Officer